                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                               ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                          reported): November 7, 1996


                         BROOKS FIBER PROPERTIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




  Missouri                  0-28036                        43-1656187
---------------           ------------               --------------------
(State or Other           (Commission                 (I.R.S. Employer
Jurisdiction of            File Number)             Identification Number)
Incorporation)



425 Woods Mill Road South, Suite 300,
     St. Louis, Missouri                                    63017
-------------------------------------                   ------------
(Address of Principal Executive Offices)                 (Zip Code)



              Registrant's telephone number, including area code:
                                 (314) 878-1616
                         --------------------------

ITEM 5.  OTHER EVENTS.

     On November 7, 1996, Brooks Fiber Properties, Inc. (the "Company") completed the sale of $400,000,000 of its 11-7/8% Senior Discount Notes due 2006 (the "Notes") in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), to Goldman, Sachs & Co. and Salomon Brothers Inc for resale of the Notes in accordance with Rule 144A and Regulation S of the Act. The net proceeds from the sale of the Notes of approximately $217.2 million will be used to (1) increase the geographic reach and robustness of the Company's networks to allow the Company to serve a significantly higher percentage of the market by extending its networks to serve most, if not all, of the incumbent local exchange carrier's central offices in its markets and (2) more rapidly deploy switches with full capabilities for local dial tone and switched access termination and origination services. Pending such utilization, the Company has invested such net proceeds in short-term, interest-bearing U.S. government securities and other short-term, investment grade securities.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.  Description of Exhibit

   4.1 Indenture dated as of November 7, 1996 between Brooks Fiber Properties, Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.6 to the Company's Registration Statement on Form S-1 (File No. 333-16495) filed with the Commission on November 20, 1996).

   4.2 Exchange and Registration Rights Agreement dated as of November 7, 1996 by and between Brooks Fiber Properties, Inc. and Goldman, Sachs & Co. and Salomon Brothers Inc (incorporated by reference to Exhibit 4.7 to the Company's Registration Statement on Form
             S-1 (File No. 333-16495) filed with the Commission on November
             20, 1996).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BROOKS FIBER PROPERTIES, INC.



Date: November 22, 1996                       By:    /s/ David L. Solomon
                                                 ----------------------------
                                                     David L. Solomon
                                                     Executive Vice President
                                                     and Chief Financial
                                                     Officer (Principal
                                                     Financial Officer)

                                 EXHIBIT INDEX


Exhibit No.   Description of Exhibit



   4.1 Indenture dated as of November 7, 1996 between Brooks Fiber Properties, Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.6 to the Company's Registration Statement on Form S-1 (File No. 333-16495) filed with the Commission on November 20, 1996).

   4.2 Exchange and Registration Rights Agreement dated as of November 7, 1996 by and between Brooks Fiber Properties, Inc. and Goldman, Sachs & Co. and Salomon Brothers Inc (incorporated by reference to Exhibit 4.7 to the Company's Registration Statement on Form
              S-1 (File No. 333-16495) filed with the Commission on November
              20, 1996).